AIG SERIES TRUST
                      (Supplement to the Prospectuses dated
                    December 27, 2005 and February 28, 2006)

                             SUNAMERICA EQUITY FUNDS
              (Supplement to the Prospectus dated January 27, 2006)

                         SUNAMERICA FOCUSED SERIES, INC.
             (Supplement to the Prospectus dated February 28, 2006)

                             SUNAMERICA INCOME FUNDS
               (Supplement to the Prospectus dated July 27, 2005)

                       SUNAMERICA MONEY MARKET FUNDS, INC.
                (Supplement to the Prospectus dated May 1, 2006)

            On May 23, 2006, the Board of Directors/Trustees of the AIG Series Trust, SunAmerica Equity Funds, SunAmerica Focused Series, Inc., SunAmerica Income Funds and the SunAmerica Money Market Funds, Inc. (each a "Fund" and collectively the "Funds") approved amendments to each Fund's prospectus(es). Effective immediately, under the heading "Shareholder Account Information," the section titled "Opening An Account" is amended so that the minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.


Dated: June 2, 2006